UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04537

Liberty All-Star Growth Fund, Inc.
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado		80202
(Address of principal executive offices)		(Zip code)

Tane T. Tyler Liberty All-Star Growth Fund, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:	303-623-2577

Date of fiscal year end:	December 31

Date of reporting period:	January 1 - June 30, 2009

Item 1.  Reports to Stockholders.

LIBERTY ALL-STAR® GROWTH FUND

SECOND 2Q09 QUARTER

June 30, 2009

ASG

ALL-STAR®
GROWTH FUND

LIBERTY ALL-STAR® GROWTH FUND, INC.

Periods Ending June 30, 2009 (Unaudited)

Fund Statistics
Net Asset Value (NAV)	$3.41
Market Price	$2.73
Discount	19.9%

	Quarter	Year-to-Date
Distributions	$0.05	$0.13
Market Price Trading Range	$2.32 to $2.99	$1.90 to $3.06
Discount Range	17.9% to 22.2%	13.9% to 24.6%

Performance
Shares Valued at NAV	15.74%	10.02%
Shares Valued at NAV with Dividends Reinvested	16.10%	11.00%
Shares Valued at Market Price with Dividends Reinvested	15.32%	10.74%
NASDAQ Composite Index	20.33%	16.98%
Russell 3000® Growth Index	16.82%	11.52%
S&P 500 Index	15.93%	3.16%
Lipper Multi-Cap Growth Mutual Fund Average*	16.53%	11.17%
NAV Reinvested Percentile Rank (1 = best; 100 = worst)	54th	50th
Number of Funds in Category	493	485

*	Percentile rank calculated using the Fund’s NAV Reinvested return within the Lipper Multi-Cap Growth Open-end Mutual Fund Universe.

Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures shown for the unmanaged NASDAQ Composite Index, the Russell 3000 Growth Index and the S&P 500 Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 30.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

The Fund is a closed-end fund and does not continuously offer shares. The Fund trades in the secondary market, investors wishing to buy or sell shares need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market’s value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

LIBERTY ALL-STAR® GROWTH FUND
PRESIDENT’S LETTER
July 2009

Fellow Shareholders:

Building on positive momentum that developed during the latter part of the first quarter, the stock market posted excellent returns in the second quarter. The S&P 500 Index rose 15.93 percent, which was not only its best quarter in more than a decade but also more than enough to erase the sharp losses incurred earlier in the year. The NASDAQ Composite posted an even stronger quarterly return—20.33 percent, benefiting from the strong advance in technology stocks, which comprise about half that index. Nevertheless, the specter of rising unemployment, weak business investment, higher energy prices and continued weakness in housing hung over the stock market. After the strong run-up, momentum faded late in the quarter on expectations that further market gains would require clearer insights into the future direction of the economy and corporate profits. On balance, however, the strong gains reversed the markets’ downward trend and brought a welcome sense of relief to investors that a 1930’s like scenario was less likely.

Real GDP for the first quarter of 2009 declined at an annualized rate of 6.4 percent. On the heels of the 5.4 percent annualized contraction during the fourth quarter of 2008, the six months ending March 31, 2009 represented the worst half-year of GDP growth since 1958. The state of labor markets remained weak, as the Commerce Department reported that non-farm payrolls declined another 467,000 in June and the unemployment rate ticked up to 9.5 percent. Job losses were widespread across most industry groups, with large declines in manufacturing, professional and business services, and construction.

In other indicators of economic weakness, retail sales in May came in 9.6 percent below May 2008. After a yearlong free fall in the American auto industry, the decline of sales slowed in June, offering some hope to automakers that the bottom had been reached. Sales were down 28 percent in June compared to the year-earlier month. Industrial production tumbled a larger-than-expected 1.1 percent in May as the recession crimped demand for a wide range of manufactured goods. It was also the seventh straight month of decline. Crude oil prices, which fell to the range of $45 per barrel earlier in the year, rallied into the range of $70 on signs of higher emerging market demand, particularly in China.

Turning to the Fund, the net asset value (NAV) rose 15.74 percent for the second quarter and 16.10 percent with shares valued at NAV with dividends reinvested. Shares valued at market price with dividends reinvested were up 15.32 percent. Comparative index results for the same period were 16.82 percent for the Russell 3000 Growth Index, 15.93 percent for the S&P 500 and 20.33 percent for the NASDAQ Composite Index. The Fund’s NAV reinvested results marginally lagged the Lipper Multi-Cap Growth Mutual Fund Average, the Fund’s primary benchmark.

www.all-starfunds.com	ASG

For the first half, the Fund’s NAV return increased 10.02 percent; shares valued at NAV with dividends reinvested was up 11.00 percent; and shares valued at market price with dividends reinvested rose 10.74 percent. Results for comparative benchmarks for the same period were 11.52 percent for the Russell 3000 Growth Index; 3.16 percent for the S&P 500; and 16.98 percent for the NASDAQ Composite Index. The Fund’s year-to-date results ranked in the 50th percentile of the Lipper Universe for the first half.

Results were generally in line with the benchmarks, the exception being the tech-laden NASDAQ, which benefited from its high concentration in technology stocks, as previously mentioned. While the Fund’s relative ranking slipped to median year-to-date from top one-third for 2008, we believe that will improve as the Fund remains well positioned for the current environment of slowing corporate profits, given its focus on quality, sustainable growth stocks.

I call your attention to this quarter’s manager interview, with David Scott of Chase Investment Counsel, and his comments about managing through the difficult environment of late 2008/ early 2009 as well as how he is positioning the portion of the Fund’s portfolio that he manages.

In sum, while we are encouraged by the second quarter’s results, we remain realistic in terms of expectations going forward, especially over the near term. Patience and diligence are the watchwords as we move into the second half. After such a sharp decline, economic recovery will take time. Building a solid base, including correcting excesses of the past, should prove to be a more enduring solution—and more rewarding for investors.

Sincerely,

William R. Parmentier, Jr.
President
Liberty All-Star Growth Fund, Inc.

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2009 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

SEcOND QUARTER REPORT JUNE 30, 2009

LIBERTY ALL-STAR® GROWTH FUND
Investment Managers / Portfolio CharacteristicS

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 30 for a description of these indices.

PORTFOLIO CHARACTERISTICS	MARKET CAPITALIZATION SPECTRUM
AS OF JUNE 30, 2009
(UNAUDITED)

	RUSSELL GROWTH:
	SMALLCAP		MIDCAP		LARGECAP		M.A.						TOTAL
	INDEX		INDEx		INDEX		WEATHERBIE		TCW		CHASE		FUND
Number of Holdings	1,272		494		628		59		57		32		137	*
Weighted Average Market Capitalization (billions)	$0.8		$5.2		$63.5		$1.8		$4.7		$50.7		$17.7
Average Five-Year
Earnings Per Share Growth	18%		18%		20%		19%		40%		25%		28%
Dividend Yield	0.6%		1.3%		1.8%		0.5%		0.4%		1.1%		0.6%
Price/Earnings Ratio**	17	x	16	x	15	x	19	x	20	x	16	x	18	x
Price/Book Value Ratio	3.3	x	3.6	x	4.4	x	3.4	x	4.7	x	3.9	x	4.0	x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

LIBERTY ALL-STAR® GROWTH FUND
TOP 20 HOLDINGS & EcONOmIc SEcTORS
as of June 30, 2009 (Unaudited)

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
Research In Motion Ltd.	1.80%
Strayer Education, Inc.	1.76
Core Laboratories N.V.	1.71
International Business Machines Corp.	1.67
Corning, Inc.	1.52
LKQ Corp.	1.51
Petroleo Brasileiro S.A.	1.49
Cisco Systems, Inc.	1.43
Baidu, Inc.	1.41
Visa, Inc., Class A	1.34
ANSYS, Inc.	1.31
McAfee, Inc.	1.29
Mylan, Inc.	1.27
QUALCOMM, Inc.	1.26
The Coca-Cola Co.	1.22
Oracle Corp.	1.22
National-Oilwell Varco, Inc.	1.20
Resources Connection, Inc.	1.18
Capella Education Co.	1.18
Starbucks Corp.	1.16
27.93%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Information Technology	26.34%
Consumer Discretionary	16.75
Health Care	14.67
Industrials	14.58
Energy	10.46
Financials	8.82
Consumer Staples	2.56
Materials	1.91
Telecommunication Services	0.98
Utilities	0.59
Other Net Assets	2.34
100.00%

*      Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

LIBERTY ALL-STAR® GROWTH FUND
major STOck changes in the SEcond quarter
(Unaudited)

The following are the major ($750,000 or more) stock changes — both purchases and sales —-that were made in the Fund’s portfolio during the second quarter of 2009.

SECURITY NAME	PURCHASES (SALES)	SHARES AS OF 6/30/09

PURCHASES
Best Buy Co., Inc.	19,900	19,900
BMC Software, Inc.	22,100	22,100
The Coca-Cola Co.	26,100	26,100
McAfee, Inc.	31,300	31,300
National-Oilwell Varco, Inc.	22,700	37,800
QUALCOMM, Inc.	28,600	28,600
Research In Motion Ltd.	14,200	26,000
Walgreen Co.	29,000	29,000
The Walt Disney Co.	37,100	37,100

SALES
Apollo Group, Inc., Class A	(17,700)	0
AutoZone, Inc.	(7,250)	0
Cognizant Technology Solutions Corp., Class A	(42,500)	0
Gilead Sciences, Inc.	(28,200)	0
Mastercard, Inc., Class A	(5,500)	0
NATCO Group, Inc.	(27,183)	0
Symantec Corp.	(60,700)	0
SYSCO Corp.	(44,600)	0
Teva Pharmaceutical Industries Ltd.	(18,600)	20,300

LIBERTY ALL-STAR® GROWTH FUND
Manager IntervieW

David B. Scott, CFA, CIC

Chase Investment

Counsel Corporation

Chase shifts from defensive to a focus on quality growth stocks positioned for a mixed economy

Chase Investment Counsel Corp. is Liberty All-Star Growth Fund’s large-cap growth manager. Located in Charlottesville, Virginia, Chase approaches the growth style with a valuation orientation to its investment process in that it seeks to invest in quality growth stocks selling at reasonable prices. The firm’s investment process is characterized by a disciplined combination of fundamental, technical and quantitative research. We recently had the chance to speak with David Scott, CFA, CIC, Chase’s President and Chief Investment Officer. The Fund’s Investment Advisor, ALPS Advisors, Inc., moderated the interview.

Although 2008 was difficult for just about all investment managers, Chase performed well on a relative basis. In 2009, however, the firm’s returns lag the large-cap Russell 1000 Growth Index through the first half. What worked last year that hasn’t been as productive this year?

For stock selection at Chase we rely on our investment process. It’s the focal point of everything we do, and it worked well last year. It kept us in the right areas—the more stable, defensive sectors, if you will—and away from the financial and industrial sectors, which were devastated by the financial crisis and subsequent economic difficulties. This year, when the market turned beginning in March, the main driver behind that turn was what we refer to as a “mean reversion.” This simply means that the stocks that performed the poorest in the previous 12 months were the initial leaders in this spring’s rally.

May 8 was an important date in our work because it marks the conclusion of the initial mean reversion rally that started with the market’s close on March 9. During this period, March 9 to May 8, the market rebound was led by lower quality, more cyclical stocks. At Chase, we focus on stable growth and higher quality stocks. This kind of a reversion is a headwind for us. Just to put it into per-spective, in late 2002 when the market turned after declining sharply in 2000, 2001 and most of 2002, mean reversion explained about a quarter of the market’s gains. According to some calculations in which we have confidence, in the initial rally in 2009 the mean reversion effect was twice as powerful. So, essentially, we had a huge headwind in the first couple of months of this rally.

“...the portfolio today is less dependent on a weak market for its relative return and more dependent on good individual stock selection.”

Were you able to offset any of those factors?

Yes, but our process is not designed to fully participate when the market bounces off the bottom. Once the trend is better established and true leadership emerges, we do much better. Comparing the current rally to 2002-2003 we’re actually off to a better start. Since May 8 our overall performance has been better—not as good as we’d like, but we see the trend improving.

Currently, how have you positioned the portion of the Liberty All-Star Growth Fund portfolio that you manage?

Coming into 2009, we were in what one would consider to be a defensive posture with emphasis on health care and consumer staples and a relatively low emphasis on consumer discretionary and technology in the more economically sensitive areas. If we look at the portfolio today, the overweightings are in technology, consumer discretionary, energy and materials, and the underweightings are in health care and consumer staples. We also remain underweighted in industrials and financials. So, I don’t want to say that we have shifted to a more “economically sensitive” portfolio that would benefit from a better economy, but I would say that the portfolio today is less dependent on a weak market for its relative return and more dependent on good individual stock selection. It’s a portfolio that should do well in a neutral market environment, that is, it is well positioned if the market continues to gain from here but it should also do well if the market stays in a neutral trading range.

Chase focuses on companies with the capacity to generate growth, but that are reasonably priced. After the market sell-off, many stocks would appear to be reasonably priced ... but what about future growth? Are you finding companies that can grow through a slow global economy ... or do you feel the economy can recover more quickly than anticipated?

As a group, the stocks in the portfolio should be able to grow under most economic scenarios. But it would be unrealistic not to recognize the fact that we are probably going to be confronted by a slower global growth scenario given the major issues confronting financial institutions, the deleveraging consumer and economies throughout the world. The challenge is finding those companies that have the ability to grow through these difficulties, and we feel we can make that case for those companies in the portion of the Liberty All-Star Growth Fund portfolio that we manage.

Maybe the best way to make the point is some examples. What are two stocks in the portfolio whose prospects you finding appealing?

I’ll start with a large and well known name in the technology sector, Oracle Corp. This company has continued to report better-than-expected earnings throughout this very difficult environment. Oracle has built itself into a software juggernaut, if you will, by establishing its own enterprise and midware software, and then over the years acquiring a number of different companies—such as PeopleSoft and BEA Systems—to create today’s software industry leader. Recently, it made another acquisition—Sun Microsystems. While Oracle has successfully integrated its acquisitions and continued to move forward and report very good earnings, it trades at a reasonable price and looks strong from fundamental and technical persectives. From its current price of around $20 a share we believe it can trade into the high $20s within 12 months, and on a relative basis we believe that would be a good return, especially because Oracle is a comparatively low risk stock.

Tell us about the other portfolio holding, please.

The second is probably less well known—TJX Companies. TJX, in the consumer discretionary sector, is a leading off-price retailer of apparel and home fashions in the U.S. and worldwide. The company is much better known for its operating divisions, such as T.J. Maxx, Marshalls, HomeGoods and A.J. Wright in the U.S. In Canada, the company operates HomeSense and Winners, and in Europe it operates T. K. Maxx and HomeSense stores. The company has a huge number of outlets—over 800 T. J. Maxx and Marshalls stores in the U.S. and 135 A.J. Wright locations. In Canada, there are more than 70 HomeSense and over 200 Winners stores.

TJX does a very good job of offering off-price clothing, furniture, housewares, jewelry and other consumer products in the North American and European markets by acquiring inventory from other retailers and making it available at very reasonable prices. Of course, in today’s environment consumers are looking to spend fewer dollars or, at the least, be very careful about the dollars they do spend. TJX has been able to appeal to these consumers, and they continue to grow as a result. As a measure of that success, TJX has been able to report among the best same-store sales of all retailers, while taking share from other retailers. We believe the consumer’s newfound frugality is not just an aberration, but more of a secular change. The stock has done well but still trades at a reasonable price of around $30 a share. We think in a year it can reach the 40s, and on a relative basis that should make it a very nice performer.

“ ... it would be unrealistic not to recognize the fact that we are probably going to be confronted by a slower global growth scenario ...”

David, thank you for an interesting interview.

LIBERTY ALL-STAR® GROWTH FUND
TABLE OF DISTRIBUTIONS & RIGHTS OFFERINGS

		RIGHTS OFFERINGS
			SHARES NEEDED
	PER SHARE	MONTH	TO PURCHASE		SUBSCRIPTION
YEAR	DISTRIBUTIONS	COMPLETED	ONE ADDITIONAL SHARE		PRICE
1997	$1.24
1998	1.35	July	10		$12.41
1999	1.23
2000	1.34
2001	0.92	September	8		6.64
2002	0.67
2003	0.58	September	8	*	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009
1st Quarter	0.08
2nd Quarter	0.05

*                 The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.

DISTRIBUTION POLICY

Liberty All-Star Growth Fund, Inc.’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

DIVIDEND REINVESTMENT PLAN

The Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan has been updated and a summary of the plan begins on page 28. For further detail please visit www.all-starfunds.com.

LIBERTY ALL-STAR® GROWTH FUND

ScHEDULE OF INvESTmENTS

as of June 30, 2009 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.66%)

„CONSUMER DISCRETIONARY (16.75%)
Automobiles (0.76%)
Thor Industries, Inc.	42,291	$776,886

Distributors (1.51%)
LKQ Corp.(a)	94,296	1,551,169

Diversified Consumer Services (3.73%)
Capella Education Co.(a)	20,093	1,204,575
K12, Inc.(a)	38,000	818,900
Strayer Education, Inc.	8,246	1,798,535
		3,822,010

Hotels, Restaurants & Leisure (5.00%)
BJ’s Restaurants, Inc.(a)	39,691	669,587
Chipotle Mexican Grill, Inc., Class B(a)	6,500	453,635
Ctrip.com International Ltd.(a)(b)	20,820	963,966
Life Time Fitness, Inc.(a)	19,718	394,557
McDonald’s Corp.	18,400	1,057,816
Starbucks Corp.(a)	85,800	1,191,763
Texas Roadhouse, Inc., Class A(a)	36,699	400,386
		5,131,710

Media (1.60%)
The DIRECTV Group, Inc.(a)	18,200	449,722
DreamWorks Animation SKG, Inc., Class A(a)	11,700	322,803
The Walt Disney Co.	37,100	865,543
		1,638,068

Multi-Line Retail (0.57%)
Dollar Tree, Inc.(a)	13,796	580,812

Specialty Retail (2.83%)
Best Buy Co., Inc.	19,900	666,451
Hibbett Sports, Inc.(a)	34,454	620,172
The TJX Companies, Inc.	37,800	1,189,188
Ulta Salon, Cosmetics & Fragrance, Inc.(a)	38,679	430,110
		2,905,921

Textiles, Apparel & Luxury Goods (0.75%)
Phillips-Van Heusen Corp.	26,828	769,695

„CONSUMER STAPLES (2.56%)
Beverages (1.73%)
The Coca-Cola Co.	26,100	1,252,539
Hansen Natural Corp.(a)	16,927	521,690
		1,774,229
Food & Staples Retailing (0.83%)
Walgreen Co.	29,000	852,600

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

„ENERGY (10.46%)
Energy Equipment & Services (7.39%)
CARBO Ceramics, Inc.	14,085	$481,707
Core Laboratories N.V.	20,072	1,749,276
IHS, Inc.(a)	19,039	949,475
National-Oilwell Varco, Inc.(a)	37,800	1,234,548
Oceaneering International, Inc.(a)	18,700	845,240
Patterson-UTI Energy, Inc.	21,954	282,328
Schlumberger Ltd.	11,200	606,032
Smith International, Inc.	27,100	697,825
Weatherford International Ltd.(a)	36,900	721,764
		7,568,195

Oil, Gas & Consumable Fuels (3.07%)
Contango Oil & Gas Co.(a)	5,207	221,245
Petroleo Brasileiro S.A.(b)	37,300	1,528,554
Plains Exploration & Production Co.(a)	24,800	678,528
Ultra Petroleum Corp.(a)	8,600	335,400
Whiting Petroleum Corp.(a)	11,000	386,760
		3,150,487

„FINANCIALS (8.82%)
Capital Markets (2.29%)
Affiliated Managers Group, Inc.(a)	13,302	774,043
GFI Group, Inc.	134,129	904,030
optionsXpress Holdings, Inc.	42,719	663,426
		2,341,499

Commercial Banks (0.96%)
Signature Bank(a)	36,283	983,995

Consumer Finance (1.34%)
Visa, Inc., Class A	22,000	1,369,720

Diversified Financial Services (1.98%)
Financial Federal Corp.	23,523	483,398
IntercontinentalExchange, Inc.(a)	5,800	662,592
MSCI, Inc.(a)	36,256	886,096
		2,032,086

Insurance (1.89%)
ACE Ltd.	16,000	707,680
eHealth, Inc.(a)	34,800	614,568
Tower Group, Inc.	24,700	612,066
		1,934,314

Thrifts & Mortgage Finance (0.36%)
People’s United Financial, Inc.	24,800	372,992

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

„HEALTH CARE (14.67%)
Biotechnology (3.72%)
BioMarin Pharmaceutical, Inc.(a)	38,446	$600,142
Genzyme Corp.(a)	12,500	695,875
InterMune, Inc.(a)	14,400	218,880
Isis Pharmaceuticals, Inc.(a)	19,200	316,800
Martek Biosciences Corp.	19,266	407,476
Medivation, Inc.(a)	7,700	172,557
United Therapeutics Corp.(a)	9,719	809,884
Vertex Pharmaceuticals, Inc.(a)	16,700	595,188
		3,816,802

Health Care Equipment & Supplies (4.18%)
Accuray, Inc.(a)	30,491	203,375
I-Flow Corp.(a)	39,633	275,053
Intuitive Surgical, Inc.(a)	6,100	998,326
Masimo Corp.(a)	42,526	1,025,302
ResMed, Inc.(a)	24,457	996,134
St. Jude Medical, Inc.(a)	8,500	349,350
Thoratec Corp.(a)	16,100	431,158
		4,278,698

Health Care Providers & Services (3.94%)
athenahealth, Inc.(a)	1,200	44,412
CardioNet, Inc.(a)	8,086	131,964
Lincare Holdings, Inc.(a)	33,137	779,382
PSS World Medical, Inc.(a)	31,068	575,069
Quest Diagnostics, Inc.	18,500	1,043,955
VCA Antech, Inc.(a)	37,126	991,264
WellPoint, Inc.(a)	9,200	468,188
		4,034,234

Life Sciences Tools & Services (0.19%)
Charles River Laboratories International, Inc.(a)	5,911	199,496

Pharmaceuticals (2.64%)
Auxilium Pharmaceuticals, Inc.(a)	7,166	224,869
Mylan, Inc.(a)	100,000	1,305,000
Teva Pharmaceutical Industries Ltd.(b)	20,300	1,001,602
XenoPort, Inc.(a)	7,400	171,458
		2,702,929

„INDUSTRIALS (14.58%)
Aerospace & Defense (2.45%)
Aerovironment, Inc.(a)	14,700	453,642
Spirit AeroSystems Holdings, Inc.(a)	47,700	655,398
Stanley, Inc.(a)	14,039	461,602
TransDigm Group, Inc.(a)	26,072	943,807
		2,514,449

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

Air Freight & Logistics (1.42%)
C.H. Robinson Worldwide, Inc.	9,400	$490,210
Expeditors International of Washington, Inc.	21,300	710,142
UTI Worldwide, Inc.(a)	22,385	255,189
		1,455,541

Commercial Services & Supplies (6.85%)
American Reprographics Co.(a)	80,188	667,164
Clean Harbors, Inc.(a)	16,600	896,234
The Corporate Executive Board Co.	8,503	176,522
Quanta Services, Inc.(a)	37,900	876,627
Resources Connection, Inc.(a)	70,328	1,207,533
Ritchie Bros. Auctioneers, Inc.	25,832	605,760
Stantec, Inc.(a)	38,629	928,255
Stericycle, Inc.(a)	20,404	1,051,418
Waste Connections, Inc.(a)	23,573	610,776
		7,020,289

Construction & Engineering (0.99%)
Fluor Corp.	11,900	610,351
The Shaw Group, Inc.(a)	14,600	400,186
		1,010,537

Electrical Equipment (0.69%)
Rockwell Automation, Inc.	22,200	713,064

Machinery (0.80%)
Kaydon Corp.	7,898	257,159
SPX Corp.	11,500	563,155
		820,314

Professional Services (0.56%)
Monster Worldwide, Inc.(a)	48,258	569,927

Trading Companies & Distributors (0.82%)
Fastenal Co.	25,225	836,713

„INFORMATION TECHNOLOGY (26.34%)
Communications Equipment (7.48%)
Cisco Systems, Inc.(a)	78,600	1,465,104
Corning, Inc.	96,900	1,556,214
Infinera Corp.(a)	57,194	522,181
Polycom, Inc.(a)	48,628	985,690
QUALCOMM, Inc.	28,600	1,292,720
Research In Motion Ltd.(a)	26,000	1,847,300
		7,669,209

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

Computers & Peripherals (3.17%)
Apple, Inc.(a)	5,700	$811,851
EMC Corp.(a)	55,200	723,120
International Business Machines Corp.	16,400	1,712,488
		3,247,459

Electronic Equipment & Instruments (1.15%)
FLIR Systems, Inc.(a)	26,323	593,846
National Instruments Corp.	25,751	580,943
		1,174,789

Internet Software & Services (3.44%)
Baidu, Inc.(a)(b)	4,800	1,445,231
comScore, Inc.(a)	21,411	285,195
Mercadolibre, Inc.(a)	31,837	855,779
VistaPrint Ltd.(a)	21,965	936,807
		3,523,012

IT Services (1.26%)
Alliance Data Systems Corp.(a)	14,800	609,612
Automatic Data Processing, Inc.	10,400	368,576
SRA International, Inc.(a)	17,719	311,146
		1,289,334

Semiconductors & Semiconductor Equipment (1.40%)
Cavium Networks, Inc.(a)	32,388	544,442
FormFactor, Inc.(a)	16,429	283,236
Hittite Microwave Corp.(a)	17,543	609,619
		1,437,297

Software (8.44%)
ANSYS, Inc.(a)	42,916	1,337,262
BMC Software, Inc.(a)	22,100	746,759
Concur Technologies, Inc.(a)	13,300	413,364
Electronic Arts, Inc.(a)	22,300	484,356
Intuit, Inc.(a)	18,600	523,776
McAfee, Inc.(a)	31,300	1,320,547
Nuance Communications, Inc.(a)	29,300	354,237
Oracle Corp.	58,300	1,248,786
Salesforce.com, Inc.(a)	20,300	774,851
Solera Holdings, Inc.(a)	24,984	634,594
VMware, Inc.(a)	29,760	811,555
		8,650,087

„MATERIALS (1.91%)
Chemicals (0.96%)
Praxair, Inc.	13,795	980,411

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

Metals & Mining (0.95%)
Barrick Gold Corp.	29,000	$972,950

„TELECOMMUNICATION SERVICES (0.98%)
Diversified Telecommunication (0.47%)
Cbeyond, Inc.(a)	33,270	477,425

Wireless Telecommunication Services (0.51%)
Clearwire Corp.(a)	95,000	525,350

„UTILITIES (0.59%)
Electric Utilities (0.59%)
ITC Holdings Corp.	13,256	601,292

TOTAL COMMON STOCKS (COST OF $107,605,314)		100,077,996

	PAR VALUE

SHORT TERM INVESTMENT (2.44%)

„REPURCHASE AGREEMENT (2.44%)
Repurchase agreement with State Street Bank & Trust Co., dated 06/30/09, due 07/01/09 at 0.010%, collateralized by several Fannie Mae and Freddie Mac instruments with various maturity dates, market value of $2,551,318 (Repurchase proceeds of $2,496,001) (COST OF $2,496,000)	$2,496,000	2,496,000

TOTAL INVESTMENTS (100.10%) (COST OF 110,101,314)(c)		102,573,996
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.10%)		(103,070)
NET ASSETS (100.00%)		$102,470,926
NET ASSET VALUE PER SHARE (30,080,350 SHARES OUTSTANDING)		$3.41

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) American Depositary Receipt.

(c) Cost of investments for federal income tax purposes is $110,394,190.

Gross unrealized appreciation and depreciation at June 30, 2009, based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$10,404,254
Gross unrealized depreciation	(18,224,448)
Net unrealized depreciation	$(7,820,194)

See Notes to Financial Statements

LIBERTY ALL-STAR® GROWTH FUND

STATEmENT OF ASSETS AND LIABILITIES

June 30, 2009 (Unaudited)

ASSETS:
Investments at market value (cost $110,101,314)	$102,573,996
Cash	1,352
Receivable for investment securities sold	1,604,927
Dividends and interest receivable	38,744
Foreign tax reclaim	4,348
Prepaid and other assets	17,248

TOTAL ASSETS	104,240,615

LIABILITIES:
Payable for investment securities purchased	1,572,653
Investment advisory fees payable	67,679
Payable for administration, pricing and bookkeeping fees	23,205
Accrued expenses	106,152

TOTAL LIABILITIES	1,769,689

NET ASSETS	$102,470,926

NET ASSETS REPRESENTED BY:
Paid-in capital (authorized 60,000,000 shares at $0.10 Par; 30,080,350 shares outstanding)	$130,033,672
Overdistributed net investment income	(4,254,756)
Accumulated net realized loss on investments	(15,780,672)
Net unrealized depreciation on investments	(7,527,318)

TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF COMMON STOCK ($3.41 PER SHARE)	$102,470,926

See Notes to Financial Statements

LIBERTY ALL-STAR® GROWTH FUND

STATEmENT OF OPERATIONS

For the Six Months Ended June 30, 2009 (Unaudited)

INVESTMENT INCOME:
Dividends		$332,612
Interest		115

TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES WITHHELD AT SOURCE WHICH AMOUNTED TO $4,048)		332,727

EXPENSES:
Investment advisory fee	$371,389
Administrative fee	92,847
Pricing and bookkeeping fees	32,630
Audit fee	10,997
Custodian fee	13,525
Directors’ fees and expenses	32,449
Insurance expense	4,344
Legal fees	72,108
NYSE fee	15,744
Shareholder communication expenses	50,638
Transfer agent fees	40,331
Miscellaneous expenses	2,053

TOTAL EXPENSES		739,055

NET INVESTMENT LOSS		(406,328)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on investment transactions		(9,801,329)

Net unrealized depreciation on investments:
Beginning of period	(26,993,233)
End of period	(7,527,318)

Net change in unrealized depreciation		19,465,915

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$9,258,258

See Notes to Financial Statements

LIBERTY ALL-STAR® GROWTH FUND

STATEmENTS OF cHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30, 2009	DECEMBER 31,
	(UNAUDITED)	2008
OPERATIONS:
Net investment loss	$(406,328)	$(1,001,538)
Net realized loss on investment transactions	(9,801,329)	(5,257,785)
Net change in unrealized appreciation/(depreciation)	19,465,915	(60,878,426)
Net increase/(decrease) in net assets resulting from operations	9,258,258	(67,137,749)

DISTRIBUTIONS DECLARED FROM:
Net investment income	(3,848,428)	—
Net realized gain on investments	—	(647,857)
Tax return of capital	—	(12,935,569)
Total distributions	(3,848,428)	(13,583,426)

CAPITAL TRANSACTIONS:
Dividend reinvestments	1,531,661	4,541,263
Total increase/(decrease) in net assets	6,941,491	(76,179,912)

NET ASSETS:
Beginning of year	95,529,435	171,709,347
End of period (including overdistributed net investment income of $(4,254,756) and $0 respectively)	$102,470,926	$95,529,435

See Notes to Financial Statements

LIBERTY ALL-STAR® GROWTH FUND

FINANcIAL HIGHLIGHTS

	SIX MONTHS ENDED
	JUNE 30, 2009
	(UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$3.24

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.01)
Net realized and unrealized gain/(loss) on investments	0.31
Total from Investment Operations	0.30

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)
Net realized gain on investments	—
Tax return of capital	—
Total Distributions	(0.13)
Net asset value at end of period	$3.41
Market price at end of period	$2.73

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (a)
Based on net asset value	11.0	%(c)
Based on market price	10.7	%(c)

RATIO AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)	$102
Ratio of expenses to average net assets (b)	1.59	%(d)
Ratio of net investment loss to average net assets (b)	(0.88	)%(d)
Portfolio turnover rate	52	%(c)

(a)          Calculated assuming all distributions reinvested at actual reinvestment price.

(b)         The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(c)          Not annualized.

(d)         Annualized.

See Notes to Financial Statements

	YEAR ENDED DECEMBER 31,
	2008	2007	2006	2005	2004

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$6.03	$5.69	$5.97	$6.29	$6.51

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.03)	(0.03)	(0.04)	(0.04)	(0.05)
Net realized and unrealized gain/(loss) on investments	(2.29)	0.98	0.35	0.30	0.46
Total from Investment Operations	(2.32)	0.95	0.31	0.26	0.41

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	—	—
Net realized gain on investments	(0.02)	(0.61)	(0.47)	(0.11)	(0.34)
Tax return of capital	(0.45)	—	(0.12)	(0.47)	(0.29)
Total Distributions	(0.47)	(0.61)	(0.59)	(0.58)	(0.63)
Net asset value at end of period	$3.24	$6.03	$5.69	$5.97	$6.29
Market price at end of period	$2.60	$5.96	$5.37	$5.44	$6.61

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (a)
Based on net asset value	(40.0)%	17.9%	6.4%	4.6%	6.7%
Based on market price	(51.3)%	23.5%	10.2%	(9.3)%	6.9%

RATIO AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)	$96	$172	$157	$163	$165
Ratio of expenses to average net assets (b)	1.46%	1.28%	1.40%	1.35%	1.31%
Ratio of net investment loss to average net assets (b)	(0.74)%	(0.51)%	(0.73)%	(0.78)%	(0.82)%
Portfolio turnover rate	97%	60%	52%	46%	28%

See Notes to Financial Statements

LIBERTY ALL-STAR® GROWTH FUND

NOTES TO FINANcIAL STATEmENTS

June 30, 2009 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Management has evaluated subsequent event material through August 21, 2009, the issuance of the financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board of Directors.

Foreign Securities

The Fund invests in foreign securities which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual

LIBERTY ALL-STAR® GROWTH FUND

NOTES TO FINANcIAL STATEmENTS

June 30, 2009 (Unaudited)

basis. Corporate actions and dividend income are recorded on the ex-date.

Fair Value Measurements

The Fund adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements,” on January 1, 2008. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Quoted prices in active markets for identical investments

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2009.

		Other
Valuation	Investments in	Financial
Inputs	Securities	Instruments*
Level 1-Quoted Prices
Common Stocks	$100,077,996	—

Level 2-Other Significant Observable Inputs
Short Term Investment	$2,496,000	—

Level 3-Significant Unobservable Inputs	—	—
Total	$102,573,996	—

*                 Other financial instruments are derivative investments not reflected in the Schedule of Investments such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

For the six months ended June 30, 2009, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

In accordance with FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” the financial statement

LIBERTY ALL-STAR® GROWTH FUND

NOTES TO FINANcIAL STATEmENTS

June 30, 2009 (Unaudited)

effects of a tax position taken or expected to be taken in a tax return are to be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2005 through December 31, 2008 for the federal jurisdiction and for the years ended December 31, 2006 through December 31, 2008 for Colorado, the Fund’s returns are still open to examination by the appropriate taxing authority.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 6% of its net asset value per year. The distributions are payable in four quarterly distributions of 1.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Recent Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management has evaluated the adoption of FAS 161, and has determined there is no material impact to the financial statement disclosures.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management evaluated the adoption of FSP 157-4, and has determined there is no material impact to the financial statement disclosures.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

LIBERTY ALL-STAR® GROWTH FUND

NOTES TO FINANcIAL STATEmENTS

June 30, 2009 (Unaudited)

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses and prior year excess distributions were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated	Accumulated
Net Investment	Net Realized	Paid-In
Income	Gain	Capital
$1,001,538	$0	$(1,001,538)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Classification of Distributions to Shareholders

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes, tax basis balances have not been determined as of June 30, 2009. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

The tax character of distributions paid during the year ended December 31, 2008 was as follows:

12/31/08
Distributions paid from:
Ordinary income	$1,705
Long-term capital gain	646,152
647,857
Return of capital	10,579,718
$11,227,575

The Fund intends to defer to its fiscal year ending December 31, 2009 approximately $5,760,431 of losses recognized during the period from November 1, 2008 to December 31, 2008.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Accumulated	Net Unrealized
Capital Losses	Depreciation
$(5,760,431)	$(27,212,145)

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the deferral of post October losses.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

ALPS Advisors, Inc. (“AAI”), serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

Under Portfolio Management Agreements, AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

LIBERTY ALL-STAR® GROWTH FUND

NOTES TO FINANcIAL STATEmENTS

June 30, 2009 (Unaudited)

Administration, Pricing and Bookkeeping Fees

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.20%
Over $300 million	0.18%

In addition, ALPS provides pricing and bookkeeping services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges).

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers

All officers of the Fund are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended June 30, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $48,473,775 and $51,852,917, respectively.

NOTE 6. CAPITAL TRANSACTIONS

During the six months ended June 30, 2009, and the year ended December 31, 2008 distributions in the amount of $1,531,661 and $4,541,263, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 632,213 and 961,530 shares, respectively.

NOTE 7. RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On April 23, 2009, the Annual Meeting of Shareholders of the Fund was held to elect three Directors. On February 13, 2009, the record date for the meeting, the Fund had outstanding 29,448,137 shares of common stock. The votes cast at the meeting were as follows:

Proposal to elect three Directors:

	For	Withheld
Thomas W. Brock	22,805,270	1,045,302
John J. Neuhauser	22,041,199	1,809,373
Edmund J. Burke	19,271,977	4,578,595

LIBERTY ALL-STAR® GROWTH FUND

RE-APPROvAL OF THE INvESTmENT ADvISORY cONTRAcTS

June 30, 2009 (Unaudited)

BOARD CONSIDERATION AND RE-APPROVAL OF THE INVESTMENT ADVISORY CONTRACTS

The Investment Company Act of 1940 requires that the Board of Directors of the Fund (the “Board”), including all of the Directors who are not “interested persons” of the Fund (“Independent Directors”), annually review the Fund’s investment advisory agreements and consider whether or not to re-approve them for an additional year. At its meeting on June 4, 2009, the Board, including all of the Independent Directors, conducted such a review and approved the continuation of the Fund Management Agreement between the Fund and ALPS Advisors, Inc. (“AAI”) and the three separate Portfolio Management Agreements, each among the Fund, AAI and a Portfolio Manager (each, an “Agreement”). Prior to the Board action, the Independent Directors met to consider management’s recommendations as to the renewal of each Agreement. As part of the process to consider these matters, legal counsel to the Independent Directors requested certain information from AAI and each Portfolio Manager. In response to these requests, the Independent Directors received extensive reports from AAI and each Portfolio Manager that addressed specific factors designed to inform the Board’s consideration of the Agreements. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the renewal of each Agreement. Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

In voting to approve the continuation of each Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not detail all the matters considered by the Board, but provides a summary of the material matters it considered. The Board considered whether each Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on: (1) the nature, extent and quality of the services to be provided under each Agreement; (2) the investment performance of the Fund; (3) the cost to the Fund (including management fees and expense ratios) of the services provided and profits realized by AAI and its affiliates from their relationships with the Fund and with respect to other funds and accounts managed by AAI; (4) the extent to which economies of scale would be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (5) potential fall-out benefits to AAI and each Portfolio Manager from their relationships with the Fund; and (6) other general information about AAI and each Portfolio Manager. The following is a summary of the Board’s discussion and conclusions regarding these matters.

NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED

The Directors considered the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by AAI, and the portfolio management services provided by each Portfolio Manager, in light of the investment objective of the Fund. In connection with its review, the Board considered AAI’s long-term history of care and conscientiousness in the management of the Fund and the administrative services provided to the Fund by AAI and its affiliates. The Board also considered each Portfolio Manager’s demonstrated consistency in investment approach. It reviewed the background and experience of the personnel at AAI responsible for portfolio manager selection, evaluation and monitoring for the Fund and the Portfolio Manager personnel responsible for managing the Fund’s portfolio. The Board also considered the compliance records of AAI and each Portfolio Manager. The Board concluded that the nature, extent and quality of the services provided by AAI and the respective Portfolio Managers to the Fund were appropriate and consistent with the terms of the respective Agreements and that the Fund was likely to continue to benefit from services provided under the Agreements. The Board also concluded that the quality of those services had been consistent with or superior to quality norms in the industry and that AAI and the respective Portfolio Managers had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their continuing ability to attract and retain well-qualified personnel. Finally, the Board concluded that the financial condition of each of AAI and the respective Portfolio Managers was sound.

INVESTMENT PERFORMANCE

The Board reviewed the long-term and short-term investment performance of the Fund and other investment companies and other accounts managed by the Portfolio Managers. The performance information provided demonstrated to the Directors a generally consistent pattern of favorable long-term performance for shareholders of the Fund.

COSTS OF THE SERVICES PROVIDED TO THE FUND AND THE PROFITS REALIZED BY AAI FROM ITS RELATIONSHIP WITH THE FUND

The Board reviewed the fees paid by the Fund to AAI and the fees paid by AAI to the Portfolio Managers as well as information provided by AAI about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also compared the Fund’s management fees to the fees charged by AAI and the Portfolio Managers to their other accounts, including fees for institutional accounts. The Board considered that the Portfolio Managers were paid by AAI, not the Fund. The Board also considered the differences in the level of services provided and the differences in responsibility of AAI and the Portfolio Managers to the Fund and to other accounts. The Board also reviewed the fee breakpoint schedule that lowers the advisory fee rate as the Fund’s assets increase. The Board concluded that the management fees payable by the Fund to AAI and the fees payable by AAI to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisors for managing comparable funds with similar strategies and the fees AAI and the Portfolio Managers charge to other clients.

PROFITABILITY AND COSTS OF SERVICES TO AAI

The Board reviewed reports of the financial position of each of AAI and the Portfolio Managers. The Board determined that the profitability of AAI was reasonable in relation to the services provided and to the costs of providing fund management services to the Fund. The Directors also considered the potential “fall-out” benefits (including the receipt of research products and services from unaffiliated brokers) that AAI or the Portfolio Managers might receive in connection with their association with the Fund, and acknowledged AAI’s and each Portfolio Manager’s well-established stand-alone management relationships independent of the Fund and the regulatory risks each assumed in connection with the management of the Fund.

EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE

The Board reviewed the fee breakpoint schedule and concluded that it reflects certain economies of scale with respect to the selection, evaluation and monitoring of Portfolio Managers and other services by AAI and the management of Fund assets by each Portfolio Manager.

The Board also considered its long association with AAI and AAI’s relationships with the Portfolio Managers and their personnel, and the Board’s familiarity with their culture to evaluate the services to be provided. The Board will meet at least four times per year in order to oversee the operations of the Fund. At such meetings, AAI and the Portfolio Managers will submit and/or make presentations and discuss performance, compliance and other relevant issues.

LIBERTY ALL-STAR® GROWTH FUND

AUTOmATIc DIvIDEND REINvESTmENT AND DIREcT PURcHASE PLAN

NOTICE OF PLAN CHANGES

As of December 1, 2009, the Plan has been revised to reflect current processes at the Plan Agent. The full text of the Plan may be found on the Fund’s website at www.all-starfunds.com.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share plus estimated brokerage commissions exceeds the net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Distributions declared payable in shares (or cash at the option of shareholders) are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Plan participants have the option of making additional investments of $100 or more on a monthly basis up to a maximum of $120,000 in a calendar year. These direct purchases will be invested on or shortly after the 15 th of each month and direct purchases should be sent so as to be received by the Plan Agent at least two business days prior to the next investment date. Barring suspension of trading, direct purchases will be invested within 35 days after such date. Alternatively, participants can authorize an automatic monthly deduction from a checking or savings account at a U.S. bank or other financial institution. A participant may withdraw a direct purchase by written notice received by the Plan Agent at least two business days before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in book-entry or non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund, therefore indirectly by shareholders. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares. However, each participant bears a per share fee (which includes any brokerage commissions the Plan Agent is required to pay) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

With respect to direct purchases, the Plan Agent will charge $1.25 for purchase by check and $2.00 for automatic investment transactions, plus a per share fee (which includes any brokerage commissions the Plan Agent is required to pay). Sales of shares held in the Plan will also be subject to a service fee of $2.50 and a per share fee currently $0.10. All fees described in this summary are subject to change. Please contact the Plan Agent for the current fees.

Shareholders may terminate their participation in the Plan by notifying the Plan Agent by telephone, through the Internet or in writing. Such termination will be effective immediately if notice is received by The Plan Agent prior to any dividend record date and all subsequent dividends and distributions will be paid in cash instead of shares.

The Fund reserves the right to amend or terminate the Plan.

LIBERTY ALL-STAR® GROWTH FUND

DEScRIPTION OF LIPPER BENcHmARk AND mARkET INDIcES

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-Cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities.

LIBERTY ALL-STAR® GROWTH FUND

NOTES

INVESTMENT ADVISOR	LEGAL COUNSEL
ALPS Advisors, Inc.	Kirkpatrick & Lockhart
1290 Broadway, Suite 1100	Preston Gates Ellis LLP
Denver, Colorado 80203	1601 K Street, NW
303-623-2577	Washington, DC 20006
www.all-starfunds.com
DIRECTORS
INDEPENDENT REGISTERED	John A. Benning*
PUBLIC ACCOUNTING FIRM	Thomas W. Brock*
Deloitte & Touche LLP	Edmund J. Burke
555 Seventeenth Street, Suite 3600	George R. Gaspari*
Denver, Colorado 80202	Richard W. Lowry*, Chairman
Dr. John J. Neuhauser*
CUSTODIAN	Richard C. Rantzow*
State Street Bank & Trust Company
One Lincoln Street	OFFICERS
Boston, Massachusetts 02111	William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
INVESTOR ASSISTANCE,	Edmund J. Burke, Vice President
TRANSFER & DIVIDEND	Jeremy O. May, Treasurer
DISBURSING AGENT & REGISTRAR	Kimberly R. Storms, Assistant Treasurer
Computershare Trust Company, N.A.	Stephanie Barres, Secretary
P.O. Box 43078	Phillip Perrone, Chief Compliance Officer
Providence, Rhode Island 02940-3078
1-800-241-1850
www.computershare.com

* Member of the Audit Committee

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-241-1850. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000282 12/31/09

Item 2. Code of Ethics.

Not Applicable to this Report.

Item 3. Audit Committee Financial Expert.

Not Applicable to this Report.

Item 4. Principal Accountant Fees and Services.

Not Applicable to this Report.

Item 5. Audit Committee of Listed Registrants.

Not Applicable to this Report.

Item 6. Schedule of Investments

The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to ALPS Advisers, Inc. (the “Adviser”) the responsibility to vote proxies relating to portfolio securities held by the Fund.  In deciding to delegate this responsibility to the Adviser, the Fund’s Board reviewed and approved the policies and procedures adopted by the Adviser.  These included the procedures that the Adviser follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Adviser, its affiliates, its other clients or other persons.

The Adviser’s policy is to vote all proxies for Fund securities in a manner considered by the Adviser to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Adviser or an affiliate examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Adviser or an affiliate also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Adviser or an affiliate determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Adviser addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, a Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Adviser, its affiliates, its other clients or other persons. The Proxy Committee is composed of representatives of equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Adviser’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Adviser has retained RiskMetrics Group, a third party vendor, to implement its proxy voting process. RiskMetrics Group provides proxy analysis, record keeping services and vote disclosure services.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable to this Report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2009, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

On March 19, 2009, the Board of Trustees (the “Board”) of the registrant adopted amended and restated bylaws of the registrant (the “Bylaws”) that designate revised procedures by which shareholders may submit proposals to the registrant’s Board.

Provided in the text below is a summary of changes approved by the Board.  The full text of the bylaws has been submitted to the Commission on Form N-SAR as filed August 28, 2009.

The restated Bylaws: 1) increase the percentage of shares shareholders must hold to submit a written request to call a special meeting to a majority; 2) provide that only business stated in the notice of a shareholder meeting will be considered at the meeting; 3) clarifies that a Fund officer or someone designated by the Board would serve as Chairman for all shareholder meetings and identifies Chairman’s authority to run and/or adjourn a meeting; and 4) include provisions establishing the timeframe for the submission of shareholder Trustee nominations and proposals and provisions for the information a shareholder must provide.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR is Not Applicable to this Report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	September 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	September 3, 2009

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Financial Officer)
Treasurer

Date:	September 3, 2009